UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

SIENTRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36709	20-5551000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of principal executive offices, with zip code)

(805) 562-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 25, 2017, Sientra, Inc. (“Sientra”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of Miramar Labs, Inc., a Delaware corporation (“Miramar”) on July 25, 2017, pursuant to the Agreement and Plan of Merger, dated June 11, 2017, by and among Sientra, Desert Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Sientra, and Miramar.

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Miramar described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Miramar as of and for the years ended December 31, 2016 and December 31, 2015 and the notes related thereto and related Report of the Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Miramar as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Sientra and Miramar for the year ended December 31, 2016 and as of and for the three months ended March 31, 2017 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of SingerLewak LLP.

99.1	Audited consolidated financial statements of Miramar as of and for the years ended December 31, 2016 and December 31, 2015 and the notes related thereto and related Report of the Independent Registered Public Accounting Firm (incorporated by reference by reference to the Form 10-K filed by Miramar Labs, Inc. on March 17, 2017 (File No. 333-191545)).

99.2	Unaudited condensed consolidated financial statements of Miramar as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 and the notes related thereto (incorporated by reference by reference to the Form 10-Q filed by Miramar Labs, Inc. on May 16, 2017 (File No. 333-191545).

99.3	Unaudited pro forma condensed combined financial information of Sientra and Miramar for the year ended December 31, 2016 and as of and for the three months ended March 31, 2017 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENTRA, INC.

Date: October 5, 2017	By:	/s/ Jeffrey M. Nugent
Jeffrey M. Nugent
Chairman of the Board of Directors and Chief Executive Officer